Exhibit 10.1

AMENDMENT NO. 5

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 5 dated as of October 13, 2015 (this "Amendment") is made by and among SYSTEMAX INC., a corporation organized under the laws of the State of Delaware ("SYX"), each Borrower listed on the signature pages below (together with SYX, each a "Borrower" and collectively, the "Borrowers"), each Guarantor listed on the signature pages below (the "Guarantors" and together with the Borrowers, the "Loan Parties"), the lenders party hereto, and JPMORGAN CHASE BANK, N.A., as US Administrative Agent ("Administrative Agent").

WITNESSETH:

WHEREAS, Borrowers, Lenders and Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of October 27, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement;

WHEREAS, Borrowers have requested that Administrative Agent and Lenders make certain amendments to the Credit Agreement, and Administrative Agent and Lenders are willing to do so on the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the promises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement and do hereby further agree as follows:

AGREEMENT

1.                   Amendment to Credit Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a)            The following defined terms are hereby added to Section 1.01 of the Credit Agreement in their appropriate alphabetical order:

"Amendment No. 5" means Amendment No. 5 to this Agreement dated as of the Amendment No. 5 Effective Date.

"Amendment No. 5 Effective Date" means October 13, 2015.

"Anti-Corruption Laws" means all laws, rules, and regulations of any jurisdiction applicable to the Loan Parties or any of their Affiliates from time to time concerning or relating to bribery or corruption.

"Sanctioned Country" means, at any time, a country or territory which is itself, or whose government is, the subject or target of any Sanctions (at the time of this Agreement, the Crimea region of Ukraine, Cuba, Iran, North Korea, Sudan and Syria).

"Sanctioned Person" means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or by the United Nations Security Council, the European Union or any European Union member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).

"Sanctions" means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty's Treasury of the United Kingdom.

(b)            The following defined term set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety:

"Maturity Date" means October 31, 2016 or any earlier date on which the Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.

(c)            The defined term "LIBO Rate" set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the following proviso immediately before the last period thereof:

"; provided, however, if the LIBO Rate determined as provided above would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement"

(d)            Section 2.05(a) of the Credit Agreement is hereby amended by deleting the reference to "$12,500,000" and inserting "$10,000,000" in lieu thereof.

(e)            Section 2.06(b) of the Credit Agreement is hereby amended by deleting the reference to "$25,000,000" and inserting "$20,000,000" in lieu thereof.

(f)             Section 2.17 of the Credit Agreement is hereby amended by inserting the following new clause (n) immediately following the existing clause (m) thereof:

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"(n) From and after the Amendment No. 5 Effective Date, the Borrower shall indemnify the US Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related expenses, including Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the US Administrative Agent's treating, for purposes of determining withholding Taxes imposed under FATCA, Amendment No. 5 as qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i)."

(g)            Article III of the Credit Agreement is hereby amended by inserting the following new Section 3.24 immediately following the existing Section 3.23 thereof:

"SECTION 3.24.   Anti-Corruption Laws and Sanctions. Each Loan Party has implemented and maintains in effect policies and procedures designed to ensure compliance by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and such Loan Party, its Subsidiaries and their respective officers and employees and, to the knowledge of such Loan Party, its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.  None of (a) any Loan Party, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of any such Loan Party or Subsidiary, any agent of such Loan Party or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.   No Borrowing or Letter of Credit, use of proceeds, Transaction or other transaction contemplated by this Agreement or the other Loan Documents will violate Anti-Corruption Laws or applicable Sanctions."

(h)            Section 5.01(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

"(f)          as soon as available, but in any event not later than 30 days after the beginning of each fiscal year of SYX, (a) a quarter-by-quarter projected operating budget and cash flow of (i) Borrowers on a Consolidated Basis and on a consolidating basis with respect to the Borrowers and (ii) SYX on a Consolidated Basis, for such fiscal year (including an income statement for each quarter and a balance sheet as at the end of each fiscal quarter), and (b) a year-by-year projected operating budget and cash flow of (i) Borrowers on a Consolidated Basis and on a consolidating basis with respect to the Borrowers and (ii) SYX on a Consolidated Basis, for such fiscal year and at least two additional years thereafter (including an income statement for each year and a balance sheet as at the end of each fiscal year) (the "Projections") each in form reasonably satisfactory to the Administrative Agent, such Projections to be accompanied by a certificate signed by the chief executive officer and/or chief financial officer of SYX to the effect that such projections have been prepared on the basis of sound financial planning practice consistent with past budgets and financial statements and that such officer has no reason to question the reasonableness of any material assumptions on which such projections were prepared;"

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(i)              Article VI of the Credit Agreement is hereby amended by inserting the following new Section 6.17 immediately following the existing Section 6.16 thereof:

"SECTION 6.17.  Proceeds re: Anti-Corruption Laws and Sanctions. No Loan Party will, directly or indirectly, use the proceeds of the Borrowings or any Letter of Credit, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, (i) to fund any activities or business of or with any Sanctioned Person or in any Sanctioned Country or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Borrowing, whether as underwriter, lender, advisor, investor or otherwise).   No part of the proceeds of any Borrowing or any Letter of Credit will be used, directly or indirectly, for any payments that could constitute a violation of any applicable Anti-Corruption Laws.

(j)             Article IX of the Credit Agreement is hereby amended by inserting the following new Section 9.18 immediately following the existing Section 9.17 thereof:

"SECTION 9.18.   Marketing Consent. The Loan Parties hereby authorize Chase and its affiliates (including without limitation J.P. Morgan Securities LLC) (collectively, the "Chase Parties"), at their respective sole expense, but without any prior approval by the Loan Parties, to publish such tombstones and give such other publicity to this Agreement as each may from time to time determine in its sole discretion.  The foregoing authorization shall remain in effect unless and until the Borrowing Representative notifies Chase in writing that such authorization is revoked."

2.                  Representations and Warranties.  To induce Administrative Agent and Lenders to enter into this Amendment, each Loan Party hereto hereby warrants, represents and covenants to Administrative Agent and Lenders that: (a) each representation and warranty of the Loan Parties set forth in the Credit Agreement and the other Loan Documents is hereby restated and reaffirmed as true and correct on and as of the date hereof after giving effect to this Amendment except for those representations and warranties which relate to a specific date, which are true and correct as of such date, and no Default or Event of Default has occurred and is continuing under the Credit Agreement and the other Loan Documents after giving effect to this Amendment and (b) each Loan Party has the power and is duly authorized to enter into, deliver and perform this Amendment, and this Amendment is the legal, valid and binding obligation of each Loan Party enforceable against it in accordance with its terms.

3.                  Conditions Precedent to Effectiveness of this Amendment.  This Amendment shall become effective on the date upon which the Administrative Agent has received (x) a copy of this Amendment duly executed and delivered by each Loan Party and the Lenders (which may be sent by electronic transmission for purposes of meeting this condition), in form and substance satisfactory to the Administrative Agent and its counsel, with four (4) original counterparts to be promptly provided to Administrative Agent and (y) a copy of a fee letter with respect to this Amendment, duly executed and delivered by each Loan Party and Administrative Agent (which may be sent by electronic transmission for purposes of meeting this condition), and payment in full of any and all fees described therein.

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4.                  Continuing Effect of Credit Agreement.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent and Lenders, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.  Except as expressly amended and modified hereby, the provisions of the Credit Agreement, the Security Agreement, the other Loan Documents and the Liens granted thereunder, are and shall remain in full force and effect.

5.                   Counterparts; Telecopied Signatures.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party to this Amendment by facsimile or electronic transmission of a PDF or similar file shall be deemed to be an original signature hereto.

6.                   Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.

Borrowers

SYSTEMAX INC.

By: /s/ Thomas Axmacher
Name: Thomas Axmacher
Title: Vice President

INFOTEL DISTRIBUTORS INC.
GLOBAL COMPUTER SUPPLIES INC.
GLOBAL EQUIPMENT COMPANY INC.
TIGERDIRECT, INC.
NEXEL INDUSTRIES, INC.
ONREBATE.COM INC.
PAPIER CATALOGUES, INC.
TEK SERV INC.
GLOBAL GOV/ED SOLUTIONS INC.
GLOBAL INDUSTRIAL GOVERNMENT SOLUTIONS INC.
SYX DISTRIBUTION INC.
SYX SERVICES INC.
STREAK PRODUCTS INC.
NEW SAH CORP.
MISCO AMERICA INC.
TIGERDIRECT RETAIL SERVICES INC.
AFLIGO MARKETING SERVICES INC.
CIRCUITCITY.COM INC.
SOFTWARE LICENSING CENTER INC.
TARGET ADVERTISING INC.
GLOBAL INDUSTRIAL DISTRIBUTION INC.

By: /s/ Eric Lerner
Name: Eric Lerner
Title: Secretary

Signature Page to Amendment No. 5 to Systemax Credit Agreement

Guarantors

GLOBAL INDUSTRIAL HOLDINGS LLC
SYX NORTH AMERICAN TECH HOLDINGS LLC
REBATE HOLDINGS LLC
SYX S.A. HOLDINGS INC.
SYX S.A. HOLDINGS II INC.
GLOBAL INDUSTRIAL MARKETPLACE INC.
SYSTEMAX GLOBAL SOLUTIONS INC.
GLOBAL INDUSTRIAL MEXICO HOLDINGS INC.
GLOBAL INDUSTRIAL MEXICO HOLDINGS II INC.
GLOBAL INDUSTRIAL SERVICES INC.
C&H SERVICE, LLC
C&H DISTRIBUTORS, LLC
INDUSTRIALSUPPLIES.COM, LLC
PRODUCTS FOR INDUSTRY, LLC
C&H DISTRIBUTION HOLDINGS INC.

By: /s/ Eric Lerner
Name: Eric Lerner
Title: Secretary

Signature Page to Amendment No. 5 to Systemax Credit Agreement

JPMORGAN CHASE BANK, N.A., as US Administrative Agent and as a Lender

By: /s/ Donna M. DiForio
Name: Donna M. DiForio
Title: Authorized Officer

Signature Page to Amendment No. 5 to Systemax Credit Agreement

HSBC BANK USA, N.A., as a Lender

By: /s/ William Conlan
Name: William Conlan
Title: Senior Vice President

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender

By: /s/ Nathan McIntosh
Name: Nathan McIntosh
Title: Duly Authorized Signer

Signature Page to Amendment No. 5 to Systemax Credit Agreement